UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2013

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 17, 2013 after market closing, Dollar Tree, Inc. (the “Company”) entered into two variable maturity accelerated share repurchase agreements (the “ASR Agreements”) with JPMorgan Chase Bank, National Association (“Dealer”) to repurchase $1 billion of the Company's shares of common stock in the aggregate. One agreement is collared and the other is uncollared. The material terms are described below:

•
Collared ASR - Under the variable maturity collared agreement, the Company will pay $500 million to Dealer on September 18, 2013 to repurchase a number of shares based on the volume-weighted average share price of the Company's common stock, less a discount, during a calculation period ending on or before June 2014, subject to a minimum and maximum number of shares. An initial delivery of 4,477,879 shares of common stock will be made to the Company by Dealer on September 18, 2013, and additional amounts may be delivered after the end of the initial hedge period and after the end of the calculation period. Subject to certain limited exceptions, the minimum number of repurchased shares will be determined by dividing $500 million by 110% of the volume-weighted average share price of the Company's common stock over the hedge period, and the maximum number of repurchased shares will be determined by dividing $500 million by 95% of the volume-weighted average share price over the hedge period.

•
Uncollared ASR - Under the variable maturity uncollared agreement, the Company will pay $500 million to Dealer on September 18, 2013 to repurchase a number of shares based on the volume-weighted average share price of the Company's common stock, less a discount, during a calculation period ending on or before June 2014. An initial delivery of 7,164,607 shares of common stock will be made to the Company by Dealer on September 18, 2013. If the actual number of shares to be repurchased under the agreement exceeds the number of shares initially delivered, the Company will receive from Dealer the excess shares after the end of the calculation period. If the number of shares initially delivered exceeds the actual number of shares to be repurchased, the Company will pay or deliver, as the case may be, an amount equal to that excess to the Dealer in either cash or shares at the Company's election.

The ASR Agreements are subject to terms customary for similar agreements, including terms providing for the effect of extraordinary corporate transactions and setting forth the circumstances under which the ASR Agreements may be terminated early or extended from the periods described above.
Shares repurchased under the ASR Agreements will be treated as authorized but unissued.
The Issuer Collared Forward Repurchase Transaction Master Confirmation, Issuer Collared Forward Repurchase Transaction Supplemental Confirmation, Issuer Uncollared Forward Repurchase Transaction Master Confirmation and Issuer Uncollared Forward Repurchase Transaction Supplemental Confirmation, each entered into in connection with the ASR Agreements and dated September 17, 2013 are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated by reference herein.

The information in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Note Purchase Agreement
On September 16, 2013, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) among the Company, its wholly owned subsidiary Dollar Tree Stores, Inc. (the “Issuer”) and the institutional accredited investors named therein, pursuant to which the Issuer issued and sold $750 million aggregate principal amount of senior notes (the “Notes”) in an offering exempt from the registration requirements of the Securities Act of 1933, as amended. The Notes consist of three tranches, including $300 million of 4.03% Senior Notes due September 16, 2020, $350 million of 4.63% Senior Notes due September 16, 2023 and $100 million of 4.78% Senior Notes due September 16, 2025. J.P. Morgan Securities LLC and Wells Fargo Securities, LLC acted as Joint Placement Agents on behalf of the Company and the Issuer, in connection with the private placement of the notes.

The Company intends to use the net proceeds of the Notes to finance the share repurchase under the ASR Agreements.

Interest on the Notes is payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2014. The Notes are unsecured obligations of the Issuer and are fully and unconditionally guaranteed by the Company and the Company's direct and indirect domestic subsidiaries other than the Issuer. The Notes rank pari passu in right of repayment with the Company's other senior unsecured indebtedness. The Company may prepay some or all of the Notes at any time in an amount not less than 5% of the original aggregate principal amount of the Notes to be prepaid, at a price equal to the sum of (a) 100% of the principal amount thereof, plus accrued and unpaid interest, and (b) the applicable make-whole amount, upon not less than 5 and no more than 45 days' written notice to the holders of the Notes. In the event of a change in control (as defined in the Note Purchase Agreement) of the Company or the issuer, the Company may be required to prepay the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest. The Note Purchase Agreement contains customary affirmative and restrictive covenants.

The foregoing description of the Note Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated by reference herein.

Amendment of Credit Agreement
On September 16, 2013, the Company, through its wholly owned subsidiary Dollar Tree Stores, Inc., amended its Credit Agreement dated as of June 6, 2012 to enable the issuance of the Notes and the amendment is attached hereto as Exhibit 10.6.

Item 7.01. Regulation FD Disclosure.

On September 17, 2013, the Company issued a press release announcing that the Company's Board of Directors has authorized the repurchase of an additional $2 billion of its common stock. This authorization replaces the previously announced authorization and, following the completion of the ASR Agreements, the Company will have $1 billion remaining under Board authorization. The contents of such press release (attached to this Current Report on Form 8-K as Exhibit 99.1) are hereby incorporated by reference and furnished under this Item 7.01.

A WARNING ABOUT FORWARD LOOKING STATEMENTS: The press release incorporated into this report contains "forward looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward looking statements address future events, developments or results and typically use words such as believe, will, anticipate, expect, intend, plan, forecast, or estimate. For example, our forward looking statements include statements regarding our intentions to repurchase common shares, the method and timing as well as the number of shares repurchased, related expenditures, the benefits of such transactions, and our ability to generate free cash flow. A further list and description of these risks, uncertainties and other matters can be found in the Company's annual report and other reports filed from time to time with the Securities and Exchange Commission. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the "Risk Factors," "Business," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our Annual Report on Form 10-K filed March 15, 2013 and our Quarterly Report on Form 10-Q filed August 22, 2013. In light of these risks and uncertainties, the future events, developments or results described by our forward looking statements in this document could turn out to be materially and adversely different from those we discuss or imply. Dollar Tree cautions that the foregoing list of important factors may not be complete, and we are not obligated to release publicly any revisions to any forward looking statements contained in this press release to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

10.1
Issuer Collared Forward Repurchase Transaction Master Confirmation dated September 17, 2013 between J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, and Dollar Tree, Inc. (filed herewith and portions of the exhibit have been omitted pursuant to a request for confidential treatment).

10.2
Issuer Collared Forward Repurchase Transaction Supplemental Confirmation dated September 17, 2013 between J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, and Dollar Tree, Inc. (filed herewith and portions of the exhibit have been omitted pursuant to a request for confidential treatment).

10.3
Issuer Uncollared Forward Repurchase Transaction Master Confirmation dated September 17, 2013 between J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, and Dollar Tree, Inc. (filed herewith and portions of the exhibit have been omitted pursuant to a request for confidential treatment).

10.4
Issuer Uncollared Forward Repurchase Transaction Supplemental Confirmation dated September 17, 2013 between J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, and Dollar Tree, Inc. (filed herewith and portions of the exhibit have been omitted pursuant to a request for confidential treatment).

10.5
Note Purchase Agreement, dated as of September 16, 2013, among Dollar Tree, Inc., Dollar Tree Stores, Inc. and the institutional accredited investors set forth therein, with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC acting as Joint Placement Agents on behalf of the Company, in connection with the private placement of the Notes.

10.6	Dollar Tree Stores, Inc. amendment to $750.0 million Credit Agreement, with Wells Fargo Bank, N.A., as administrative agent.

99.1	Press release dated September 17, 2013 issued by Dollar Tree, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: September 17, 2013	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 10.1 - Issuer Collared Forward Repurchase Transaction Master Confirmation dated September 17, 2013 between J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, and Dollar Tree, Inc. (filed herewith and portions of the exhibit have been omitted pursuant to a request for confidential treatment).

Exhibit 10.2 - Issuer Collared Forward Repurchase Transaction Supplemental Confirmation dated September 17, 2013 between J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, and Dollar Tree, Inc. (filed herewith and portions of the exhibit have been omitted pursuant to a request for confidential treatment).

Exhibit 10.3 - Issuer Uncollared Forward Repurchase Transaction Master Confirmation dated September 17, 2013 between J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, and Dollar Tree, Inc. (filed herewith and portions of the exhibit have been omitted pursuant to a request for confidential treatment).

Exhibit 10.4 - Issuer Uncollared Forward Repurchase Transaction Supplemental Confirmation dated September 17, 2013 between J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, and Dollar Tree, Inc. (filed herewith and portions of the exhibit have been omitted pursuant to a request for confidential treatment).

Exhibit 10.5 - Note Purchase Agreement, dated as of September 16, 2013, among Dollar Tree, Inc., Dollar Tree Stores, Inc. and the institutional accredited investors named therein, with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC acting as Joint Placement Agents on behalf of the Company, in connection with the private placement of the Notes.

Exhibit 10.6 - Dollar Tree Stores, Inc. amendment to $750.0 million Credit Agreement, with Wells Fargo Bank, N.A., as administrative agent.

Exhibit 99.1 - Press release dated September 17, 2013 issued by Dollar Tree, Inc.